AMCAP Fund, Inc.
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $31,410
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $1,614
------------------ --------------------------------
------------------ --------------------------------
Total              $33,024
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $199
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $0
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $58
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,065
------------------ --------------------------------
------------------ --------------------------------
Total              $1,322
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0440
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0211
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0183
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0076
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0805
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            740,954
------------------ ----------------------------------
------------------ ----------------------------------
Class B            56,294
------------------ ----------------------------------
------------------ ----------------------------------
Class C            72,583
------------------ ----------------------------------
------------------ ----------------------------------
Class F            84,303
------------------ ----------------------------------
------------------ ----------------------------------
Total              954,134
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        12,463
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        3,187
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        4,336
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        761
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        319
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          1,328
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          13,881
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          23,606
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          9,329
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          15,144
------------------ ----------------------------------
------------------ ----------------------------------
Total              84,354
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $18.02
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.48
----------------------- -------------------------
----------------------- -------------------------
Class C                 $17.39
----------------------- -------------------------
----------------------- -------------------------
Class F                 $17.94
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.99
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.58
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.99
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.69
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.66
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.86
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.99
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $18.07
----------------------- -------------------------